                                                                   EXHIBIT 10.14

FINOVA
                               SCHEDULE TO MASTER
                          LOAN AND SECURITY AGREEMENT


BORROWER:             BAY SPRING VILLAGE, LLC
                      INN AT LAKEWOOD DEVELOPMENT, LLC
                      LAUREL RIDGE DEVELOPMENT, LLC
                      LYNNBROOKE-IRVINE, LLC

ADDRESS:              C/O ARV ASSISTED LIVING, INC.
                      245 FISCHER AVENUE, D-1
                      COSTA MESA, CALIFORNIA  92626


TAX I.D. NO.:         SEE SECTION 9.16

DATED AS OF:          NOVEMBER 16, 1998

This Schedule forms an integral part of the Master Loan and Security Agreement between the above Borrowers and FINOVA Capital Corporation dated the above date, and all references herein and therein to this "Agreement" shall be deemed to refer to said Agreement and to this Schedule.


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TOTAL FACILITY (SECTION 1.1):

                                $51,000,000, which shall be divided into two tranches, in the amounts of up to $45,000,000 ("Loan B1") and up to $6,000,000 ("Loan B2"),
                                and which shall be further allocated among the Borrowers as follows:

                                (a) Bay Spring - $10,700,000 from Loan B1 and $1,500,000 from Loan B2, inclusive of a total Allocated Interest Reserve Amount of $1,479,068 as of the date hereof;

                                (b) Lakewood - $11,800,000 from Loan B1 and $1,500,000 from Loan B2, inclusive of a total Allocated Interest Reserve Amount of $1,867,611 as of the date hereof;

                                (c) Laurel Ridge - $9,900,000 from Loan B1 and $1,500,000 from Loan B2, inclusive of a total Allocated Interest Reserve Amount of $1,519,029 as of the date hereof; and

                                (d) Lynnbrooke - $11,600,000 from Loan B1 and $1,500,000 from Loan B2, inclusive of a total Allocated Interest Reserve Amount of $1,641,955 as of the date hereof.

All references in this Agreement to the Loan shall mean and include all outstanding amounts in respect of both Loan B1 and Loan B2.

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LOANS AND BORROWING TERM (SECTION 1.2):

               The proceeds of the Loan shall be funded to Borrowers, up to the amounts set forth in Section 1.1 above, and together with equity to be contributed by the members of Borrowers, shall be used (i) to finance the acquisition of undeveloped land and the construction of the following projects:
(A) a new 140 unit facility in Irvine, California, by Lynnbrooke; (B) a new 120 unit facility in Highlands Ranch, Colorado by Laurel Ridge; (C) a new 137 unit facility in Lakewood, Colorado by Lakewood; and (D) a new 126 unit facility in Barrington, Rhode Island by Bay Spring; and (ii) to pay closing costs, loan fees and other costs incurred in connection with the Loan including, without limitation, architectural and engineering reports, appraisal fees, and attorneys' fees and expenses. Amounts advanced under the Loan shall be deemed funded first from Loan B2, until any individual Borrower's allocated portion of Loan B2 has been exhausted, and then under Loan B1. The Loan shall include a reserve for capitalized interest (in the aggregate, the "Interest Reserve," and as to each Borrower, the "Allocated Interest Reserve Amount") in the amounts shown under the line items "Construction Interest " and "Lease Up Reserve" on the Budget for each Borrower as most recently approved by FINOVA. Total Advances of Loan B1 shall be subject to the further limitation that in no event shall the total fundings made to any individual Borrower in respect of Loan B1 exceed 75.0% of the total acquisition, development and construction costs applicable to the particular Facility to be owned and operated by such Borrower. The Borrowers shall be required to have acquired each of the parcels of Real Property upon which the Facilities are to be constructed by a date not later than December 31, 1998. Each of the Borrowers shall thereafter be permitted to request Advances of the Loan proceeds allocated to such Borrower during a term of up to sixteen (16) months from the date each Borrower acquires the parcel of Real Property upon which its individual Facility is to be constructed.


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CONDITIONS PRECEDENT (SECTION 2.1):

The obligation of FINOVA to make the initial Advance of any Loan hereunder is subject to the fulfillment, to the satisfaction of FINOVA and its counsel, of each of the following conditions, in addition to the conditions set forth in
Section 2.1 above. To the extent individual items relate to the Facilities or the Collateral, such items shall be interpreted to refer solely to the individual Facility to be acquired by an individual Borrower and the other Collateral to be provided by such Borrower, on a Borrower by Borrower basis. Such conditions are designated with an "*":

        A. Appraisal.* FINOVA has received and approved an MAI stabilized fair market value appraisal of each Facility, in a form and from an appraiser satisfactory to FINOVA in its Permitted Discretion, which shall support a loan to value ratio of not greater than eighty-five percent (85%), as determined by reference to that portion of the Loan which as has been allocated to the applicable Borrower. All such appraisals must be satisfactory to FINOVA, and shall be dated not more than thirty (30) days prior to the Closing Date applicable to the particular Borrower;

        B. Management Agreements. FINOVA has received and approved the Management Agreements. Without limiting the generality of the foregoing, the amount of management fees payable to ARV by each Borrower shall be subject to FINOVA's approval (such management fees as are approved by FINOVA being referred to herein as the "Permitted Management Fees"). In addition, ARV shall have entered into the Subordination Agreements with FINOVA, in form and substance satisfactory to FINOVA, subordinating payment of the Permitted Management Fees to repayment of the Borrower's Obligations to FINOVA, and providing for a suspension of remedies on the part of ARV for periods during which an Event of Default under the Loan Documents is in existence.

        C. Food Plain/Earthquake.* FINOVA has received satisfactory evidence that the Real Property is not located within a flood plain or earthquake zone or that Borrower has federal flood insurance and earthquake insurance in an amount, form and issuer acceptable to FINOVA.

        D. Material Agreements and Licenses. FINOVA's satisfactory review of:

Equipment Leases and Operating/Capital Leases;
Most current financial statements with comparable from prior year; and Three (3) years of projected operating budgets.

        E. Cash Shortfall Protection. ARV shall have undertaken, for the benefit of each Borrower and FINOVA, to bear the risk of (i) cost overruns during the construction phase in excess of budgeted amounts and (ii) operating losses in excess of projected operating losses, in each case as detailed in the Budget and projections to be attached to the applicable Loan Documents (all such


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amounts as may hereafter arise being referred to as the "Projected Cash
Shortfalls"). ARV's assurance in this regard (the "Projected Cash Shortfall Protection") shall be in form and substance satisfactory to FINOVA and shall be specifically enforceable by FINOVA as a named third party beneficiary thereof. ARV shall assure against Projected Cash Shortfalls in an aggregate amount of up to $5,000,000. The foregoing amount will not be segregated among Borrowers, such that each Borrower shall have the right to receive payments thereunder until the full amount of ARV's assurance has been exhausted. Without limiting the generality of FINOVA's right to be satisfied with the terms and conditions of the Projected Cash Shortfall Protection, the Projected Cash Shortfall Protection shall specifically provide that, if there exists any Event of Default under the Loans, any payments owed by ARV shall be paid directly to FINOVA.

        F. [INTENTIONALLY NOT USED.]

        G. Interest Reserve. Evidence satisfactory to FINOVA that the amount budgeted for the Interest Reserve shall be sufficient to pay interest, at the applicable Interest Rate, on amounts outstanding from time to time from the date of the first disbursement of the proceeds of the Loan through the projected Conversion Date. FINOVA's acceptance and approval of each Borrower's Budget for the construction period, if such Budget supports the sufficiency of the Interest Reserve, shall be sufficient to satisfy this condition.

        H. Equity Structure. FINOVA shall have reviewed and approved Borrower's organizational documents and the ownership structure of Borrower.

        I. Pending Litigation. FINOVA and its counsel shall have reviewed and found satisfactory the status of any and all litigation matters affecting any individual Borrower, one or more Borrowers as a group, ARV, or Vintage. Without limiting the generality of the foregoing, ARV shall have provided FINOVA current status reports with respect to its pending litigation with Emeritus Corporation (the "Emeritus Litigation") and with respect to the matter of ARV Assisted Living, Inc. v. Lazard Freres Real Estate Investors LLC, et al., Case Number 794211, Superior Court of the State of California for Orange County (the "Lazard Litigation"). The status of all remaining matters as to the Lazard Litigation and the Emeritus Litigation shall be satisfactory to FINOVA and its counsel in all respects.

        J. Other Indebtedness. No Borrower shall have any other outstanding Indebtedness, other than in connection with trade payables incurred in the ordinary course of business and not past due.

        K. [INTENTIONALLY NOT USED.]

        L. Contribution of Equity. The members of each Borrower shall have contributed the necessary equity to provide sufficient funding for such Borrower to have adequate resources (together with Loan proceeds) to pay for all items as shown on the Budgets. The required equity for each Borrower, and for all Borrowers together, shall have been contributed on or before the first Closing Date applicable to any Borrower; provided, however, that upon request of the Borrowers, FINOVA may permit the required equity contribution to designated Borrowers to be deferred for a period of not more than thirty (30) days following the initial Closing Date applicable to any Borrower (but in no event subsequent to the Closing Date applicable to the particular Borrower involved), and at the request of Bay Spring, the required equity as to Bay Spring may be contributed immediately prior to the date any Advances under the Loan are made by FINOVA to or for the benefit of Bay Spring (and such equity contribution shall be a condition precedent to the first such Advance). The sum of each Borrower's allocated portion of Loan B2 plus required equity contributions for each of the Borrowers shall be not less than 25% of the total acquisition, development and construction costs applicable to the particular Facility to be owned and operated by such Borrower. All required equity contributions shall be in cash; provided, however, that Vintage shall be permitted to receive credit for the contribution of its development fee with respect to the various Facilities (i.e., Vintage may allocate such fee directly to the various Borrowers as its equity contribution, rather than being paid such fee in cash), in an amount as to each Borrower to be approved by FINOVA, but in no event shall the total equity contributed to all Borrowers in a non-cash form exceed, in the aggregate $950,000.

        M. Current Financial Statements and Projections.* Each Borrower shall provide FINOVA with updated copies of such Borrower's operating budgets for the first three (3) years of the term of the Loan, and Borrower's pro forma balance sheet as of the Closing of such Borrower's allocated portion of the Loan. Without limiting the generality of the foregoing, each set of projections shall include a detailed analysis of "lease-up" period applicable to the particular Facility and the anticipated point at which such Facility shall achieve a level of Operating Cash Flow sufficient to satisfy the Debt Service Coverage Covenant and Debt Service After Management Fee Coverage Covenant, each as set forth in
Section 10.14 herein.

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        N. Regulatory Matters.* Review and approval of the regulatory scheme having jurisdiction over assisted living communities in the states in which the Facilities are located or are to be located, including FINOVA's review and approval of FINOVA's ability to obtain a lien on Borrower's licenses necessary for the operation of each of the Facilities as an assisted living community or confirmation satisfactory to FINOVA that FINOVA will not need a lien on the aforementioned license in order to operate any Facility for its intended purposes through a licensed designee acceptable to FINOVA.

        O. ARV's Financial Information. ARV shall provide FINOVA with copies of its federal income tax returns for the years ended March 31, 1996, and March 31, 1997 (including all schedules and attachments thereto), its most recent audited financial statements dated no later than December 31, 1997, and its interim unaudited financial statements for the six month period ending June 30, 1998 (together with comparable information for the same portion of ARV's immediately preceding fiscal year). Such information may be provided by ARV through delivery of copies of ARV's most recent filings made with the SEC.

        P. Residency Agreements. Satisfactory review and approval by FINOVA of the form of residency agreement which Borrowers shall use in the operation of the Facilities.

        Q. Market Feasibility Studies.* Satisfactory review and approval by FINOVA of a market feasibility study with respect to each Facility, which shall indicate a need for the capacity represented by such Facility in its relevant geographic market. Without limiting the generality of the foregoing, each market feasibility study shall address, in addition to all competing projects currently in operation, those competing projects under construction or otherwise in a development stage and known to the public.

Borrower shall cause all of the conditions precedent set forth in Section 2.1 of this Agreement and set forth above in this Schedule to be satisfied on or before the Closing Date applicable to each Borrower.

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INTEREST AND FEES (SECTION 3.1):

1.      Interest Rate.

        1.1 Loan B1. Interest shall accrue on Loan B1 at a variable rate per annum equal to the Prime Rate plus one-half of one percent (0.50%) (the "Loan B1 Interest Rate"). The Prime Rate shall mean that rate of interest publicly announced by Citibank, N.A., in New York, New York, as Citibank's base lending rate to its most creditworthy commercial customers, notwithstanding the fact that some persons may borrow at rates of interest less than the announced Prime Rate. Changes in the Loan B1 Interest Rate shall take effect immediately upon any change in the Prime Rate.

        1.2 Loan B2. Interest shall accrue on Loan B2 at a fixed rate per annum equal to eleven percent (11.0%) (the "Loan B2 Interest Rate").

2. Loan Fees. Each Borrower shall have paid to FINOVA a loan fee for the Loan in the amount of one percent (1%) of the total Loan proceeds as are allocated to such Borrower, as set forth in Section 1.1 above (the "Loan Fee"). Borrowers acknowledge that the Loan Fee has been fully earned and is nonrefundable. Payment of the Loan Fee shall be made concurrently with the execution and delivery of this Agreement.

3. Conversion Fees. Each Borrower shall pay to FINOVA a fee (herein, the "Conversion Fees") in the amount of one percent (1%) of the sum of (i) total actual fundings to or for the benefit of such Borrower up through and including the Conversion Date plus (ii) any remaining undisbursed portion of such Borrower's Allocated Interest Reserve Amount, in consideration for FINOVA's agreement to provide financing following completion of the construction phase, which fees shall be payable by each such Borrower on the Conversion Date applicable to its particular portion of the Loan. The Conversion Fees are compensation to FINOVA in consideration of its agreement to fund the Loans during and after the construction phases applicable thereto, and shall not be applied against the outstanding principal, accrued interest, or any other amounts owing to FINOVA with respect to the Loans.

4. Prepayment.

        4.1 Voluntary, Full Prepayment. The Prepayment Premium shall be computed as follows:

            Period           Percent of the outstanding principal balance
                              of the Loan as of the Notice Date
                              -------------------------------------------
       First Loan Year                        5%



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

       Second Loan Year                       4%
       Third Loan Year                        3%
       Fourth Loan Year                       1%
        and thereafter

        4.2 Prepayment Upon Default. The Prepayment Premium payable in the case of a prepayment upon an Event of Default and acceleration by FINOVA shall be as set forth above.

        4.3 Reduced Prepayment Events. Notwithstanding the provisions of Paragraph 4.1 above, in the event that the Loan is prepaid in full on or after the third anniversary of the last Closing Date applicable to any Borrower, and such prepayments occur through the proceeds of long-term mortgage financing which the applicable Borrowers or their affiliates have obtained from FINOVA Realty Capital, Inc., or one or more of its affiliates, then the Prepayment Premium shall be reduced from the amount set forth in Paragraph 4.1 above to one-half of one percent (0.50%) of the principal amount being prepaid.

        4.4 Limited Waiver of Prepayment Premium. In the event that any of the Facilities, or the outstanding ownership interests in any Borrower, are acquired by ARV (or an affiliate of ARV provided that such affiliate has the same or greater financial strength and wherewithal as ARV) pursuant to those terms and conditions in such Borrower's Articles of Organization (or in agreements entered into directly between ARV and Vintage ABR Development) which provide ARV with certain rights to acquire the Borrower or its Facility, no Prepayment Premium required by Paragraph 4.1 above shall be payable in connection with any such sale if either (x) ARV (or its affiliate) is able to prepay that portion of the Loan as has been allocated to the applicable Borrower from ARV's (or such affiliate's) available cash resources, without obtaining new financing secured by the Facility owned by such Borrower (in which event the condition set forth above requiring that such affiliate have the same or greater financial strength and wherewithal as ARV shall be deemed satisfied), or (y) ARV (or its affiliate) either (i) continues the existing financing with respect to the Loans, (ii) obtains new financing through FINOVA or one of FINOVA's affiliates, or (iii) gives FINOVA a first right of refusal to provide new financing as follows:

        If ARV or its affiliate has received a bona fide offer from a third party for such financing which ARV or its affiliate wishes to accept, ARV or its affiliate shall give FINOVA written notice of such offer together with a copy of a written bona-fide proposal for such financing from the prospective third party lender. FINOVA shall have five (5) business days from the receipt of such notice and proposal to issue a financing proposal to ARV or its affiliate to extend such financing upon terms substantially equivalent to or better than those contained in the proposal from the third party lender (it being understood however that FINOVA has no obligation to issue such proposal). The failure of FINOVA to issue a proposal within the foregoing five (5) business day period shall be deemed an election by FINOVA not to extend such financing. Following ARV or its affiliate's acceptance of the financing proposal issued by FINOVA, FINOVA shall have fifteen (15) business days thereafter within which to issue a commitment to ARV or its affiliate for such financing (it being understood however that FINOVA has no obligation to issue such commitment). The failure of FINOVA to issue such commitment within the foregoing fifteen (15) business day time period shall be deemed an election by FINOVA not to extend such financing. In addition, in the event FINOVA determines prior to the expiration of said fifteen (15) business day period that FINOVA does not wish to commit to provide such financing, FINOVA shall promptly notify ARV to that effect. If FINOVA elects not to extend such financing, ARV or its affiliate shall have the right to accept the financing proposal from the third party lender and close such financing on terms which are in no material respect more favorable to the third party lender than those contained in its proposal. ARV or its affiliate shall not however have the right to close such financing with the third party lender on terms materially more favorable to the third party lender than those contained in the proposal from such third party lender, and be relieved of the Prepayment Premium obligation, unless FINOVA is first given the right to provide ARV or its affiliate with financing on terms substantially equivalent to or better than those offered by such third party lender, as more fully provided above. Nothing contained in this Paragraph 4.4 is intended or shall be construed as limiting the potential obligation of any Borrower with respect to the Yield Maintenance Fee described in Paragraph 8 of this Section 3.1.

        4.5 Release Provision. Upon payment by any Borrower to FINOVA of all amounts due and owing to FINOVA by such Borrower, as allocated to such Borrower in the final Loan Documents (including, without limitation, any applicable Prepayment Premium as required by this Paragraph 4 of this Section 3.1), such Borrower shall be entitled to a release of such Borrower's Facility and of all other Collateral which has been encumbered by such Borrower from the lien of FINOVA's security interest in such assets; provided, however, that the foregoing shall be subject to the provisions set forth in Section 13.1 of this Agreement requiring the simultaneous prepayment in full of any outstanding Intra-Borrower Loan in conjunction with the prepayment of its allocated Loan amount hereunder by the applicable Over-Budget Borrower that incurred such Intra-Borrower Loan.



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5. Construction Monitoring Fee. Each Borrower shall pay FINOVA a construction monitoring fee equal to $2,000 per month for the period commencing with the Closing Date applicable to such Borrower and ending on such Borrower's Conversion Date.

6. Interest Payments.

        6.1 Loan B1. During the construction phase applicable to each of the Facilities, and for a period of twelve (12) months after the completion of the construction phase for each Facility, interest on the outstanding balance of Loan B1 shall be payable monthly on the first day of each calendar month following the first disbursement of proceeds under Loan B1, calculated at the Loan B1 Interest Rate. The construction phase applicable to each Borrower shall commence on such Borrower's Closing Date and shall run until the earlier to occur of the date construction is actually completed and the last disbursement of either Basic Retainage or Additional Retainage (as described in Section 2.3(c) hereof) occurs or the Required Completion Date. The earlier of such events shall be referred to herein as the "Conversion Date." Prior to the Conversion Date, interest on the outstanding balance of Loan B1 shall be payable by each Borrower through advances made from such Borrower's Allocated Interest Reserve Amount, so long as (i) no Event of Default exists and is continuing and
(ii) such Borrower's Allocated Interest Reserve Amount has not been fully drawn upon. Following the Conversion Date, interest accruing during Borrower's twelve month interest-only period shall be payable by Borrower first from Operating Cash Flow, and thereafter from any remaining amounts in the such Borrower's Allocated Interest Reserve Amount, to the extent such Borrower has experienced an Available Operating Cash Flow Shortfall. The first monthly installment coming due following expiration of the foregoing twelve (12) month interest only period shall be referred to herein as the "Amortization Date."

        6.2 Loan B2. Interest which accrues on Loan B2 during the first twenty-four (24) months following the Closing Date shall be documented on a quarterly basis in the form of non-interest bearing Promissory Notes (the "PIK Notes") in favor of FINOVA, payable on the Maturity Date or upon the earlier occurrence of a Triggering Event. Following the expiration of such 24-month period, interest on the unpaid principal balance of Loan B2 (exclusive of the PIK Notes) shall be payable monthly by Borrowers in cash.

7.      Principal Payments.

        7.1 Loan B1. Following completion of the interest-only period described at the end of Paragraph 6.1 above, the principal balance of Loan B1 and all accrued interest shall be paid in that number of monthly installments which is equal to forty-eight (48) minus the number of monthly installments of interest only which were paid through and including the Conversion Date (with the result that the total term of Loan B1 applicable to each Borrower shall be sixty (60) months). The final (i.e., sixtieth) monthly installment date with respect to each Borrower shall be referred to herein as such Borrower's "Maturity Date." Each installment of principal and interest shall be referred to herein as a "Permanent Loan Installment." The Permanent Loan Installments under Loan B1 shall commence on the Amortization Date (i.e., the due date of the thirteenth
(13th) monthly installment following the Conversion Date), and shall continue on the first day of each month thereafter, through but excluding the Maturity Date. Other than for the Permanent Loan Installment due on the Maturity Date, each of the Permanent Loan Installments shall be in an amount equal to the sum of (i) interest calculated at the Loan B1 Interest Rate, plus (ii) a principal component equal to the principal portion of a two hundred forty (240) month amortization schedule, calculated based upon the Loan B1 Interest Rate and the principal balance of Loan B1 outstanding on the Amortization Date. On the Maturity Date, all remaining unpaid principal and any other sums due and owing pursuant to each Borrower's obligations to FINOVA in respect of Loan B1, plus all unpaid accrued interest on Loan B1, if not sooner paid, shall be due and payable in full. The Closing Date, Conversion Date, Amortization Date, Start Date, and Maturity Date applicable to each Borrower shall be separate and distinct, and shall be determined solely by reference to such Borrower's acquisition of its individual parcel of Real Property and the construction schedule resulting from the construction of its Facility thereon. Effective as of the Amortization Date applicable to each Borrower, no further Advances from such Borrower's Allocated Interest Reserve Amount shall be made.

        7.2 Loan B2. The entire unpaid principal balance of Loan B2 and any other sums due and owing pursuant to each Borrower's obligations to FINOVA in respect of Loan B2, including, without limitation, all unpaid accrued interest on Loan B2, if not sooner paid, shall be due and payable in full on the Maturity Date.

8. Yield Maintenance Fee. In consideration for FINOVA's agreement to fund Loan B2, each of the Borrowers agrees to pay FINOVA a fee (the "Yield Maintenance Fee"), upon the occurrence of any "Triggering Event" (as hereafter defined) in an amount which is sufficient, when added to the sum of (i) that amount of interest (inclusive of the full amount received by FINOVA upon payment of the PIK Notes) paid by such Borrower with respect to such Borrower's portion of the outstanding principal balance of Loan B2, plus (ii) that portion of the Loan Fee which is allocable to such Borrower's portion of Loan B2 (on a dollar-for-dollar pro rata basis calculated by reference to the committed proceeds allocated to Loan B2), plus (iii) any Prepayment Premium paid in


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accordance with Paragraph 4 of this Section 3.1 and attributable to such
Borrower's portion of Loan B2, to cause FINOVA's internal rate of return on the $1,500,000 originally funded principal amount outstanding in respect of each Borrower, calculated in accordance with accepted financial practice, to equal 17% per annum. For purposes of this provision, the following events shall constitute "Triggering Events" under the Loan Documents: (i) the occurrence of the Maturity Date applicable to such Borrower's portion of Loan B2, or the earlier acceleration of the maturity of such Borrower's portion of Loan B2; (ii) any prepayment or refinance of such Borrower's portion of the outstanding balance of Loan B2; (iii) any sale, transfer, assignment or other disposition of the ownership interests in any Borrower, with the result that ARV is no longer the majority owner of such Borrower; and (iv) any Event of Default shall occur with respect to the Loan (after giving effect to any applicable grace periods). Upon the occurrence of any Triggering Event, the full amount of the Yield Maintenance Fee shall become due and payable in full, and shall be secured by all Collateral which has been pledged or encumbered in favor of FINOVA by Borrowers, subject to the release provisions set forth in Paragraph 4.5 above. The Yield Maintenance Fee shall be additional compensation to FINOVA in consideration for the


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funding of Loan B2, and shall not be applied against the outstanding principal, accrued interest, or any other amounts owing to FINOVA in connection with Loan
B2.


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REPORTING REQUIREMENTS (SECTION 5.2):

1. Borrower shall provide FINOVA with annual operating budgets (including income statements, balance sheets and cash flow statements, by month) for the upcoming fiscal year of Borrower within ninety (90) days prior to the end of each fiscal year of Borrower.

2. Borrower shall provide FINOVA with copies of any notices from any public or private entity having jurisdiction over the lawful operation of the Facilities, within five (5) Business Days after receipt of same.

3. Borrower shall provide FINOVA with copies of any notices received from any applicable licensure or certification authority with respect to the compliance or non-compliance of the Facilities under applicable state or federal law, including any notices of the pendency of any de-certification, de-licensure, non-renewal of licensure or certification or any similar proceedings immediately upon receipt.

4. Borrower shall provide FINOVA with copies of any notices, submissions or other filings made by or on behalf of Borrower to the healthcare regulatory agency for the state in which the Facilities are located or to any municipal public health or safety agency pursuant to any applicable law, regulation or ordinance with respect to operation of the Facilities as assisted living communities.

5. Borrower shall provide FINOVA with comparisons showing Borrower's actual operating results achieved for the then current fiscal year compared against results projected in the last annual operating budget provided to FINOVA pursuant to Paragraph 1 above.

6. Borrower shall provide promptly to FINOVA, or shall cause ARV to provide directly to FINOVA, copies of all reports concerning the operation of the Facilities which are prepared by ARV in accordance with the terms of the Management Agreements.

7. Borrower shall provide to FINOVA copies of Borrower's federal income tax returns (including all schedules and attachments thereto) concurrently with the filing of each such return (but in no event later than the 15th day of the seventh calendar month following the end of Borrower's fiscal year). In the event Borrower files an extension for the time in which to file its federal income tax return, Borrower shall provide to FINOVA a copy of such extension request.

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PERMITTED ENCUMBRANCES (SECTION 9.8):

Permitted Encumbrances shall mean:

1. Liens, security interests or other encumbrances for taxes, assessments and other governmental charges or levies arising by operation of law in the ordinary course of business for sums which are not yet due and payable, or such liens the enforcement of which are, at all times, effectively and fully stayed and are being contested in good faith by appropriate proceedings diligently conducted, and for which reserves as required under GAAP shall have been established;

2. Liens arising in the ordinary course of business in respect of claims or demands of landlords, carriers, warehousemen, vendors, mechanics, laborers, materialmen, workers, repairmen and other similar Persons, whether arising by operation of law, contractually or otherwise, provided that the amounts respectively secured thereby are not past due or if past due, the enforcement of any such liens are at all times stayed, and such liens are being contested in good faith by appropriate proceedings diligently conducted and reserves as required under GAAP shall have been established therefor;

        3. Liens in favor of FINOVA; and

        4. Those matters set forth on the attached Exhibit B.

================================================================================
BORROWER INFORMATION (SECTION 9):

BAY SPRING VILLAGE, LLC

Borrower's State of Organization (Section 9.1):    Delaware

Fictitious Names/Prior Names  (Section 9.2):       None

Borrower Locations (Section 9.16):                 See attached List of Collateral Locations

Pending Litigation:                                See attached Schedule of Pending Litigation

Federal Employer ID No.:                           33-0824695

Fiscal Year End:                                   December 31


INN AT LAKEWOOD DEVELOPMENT, LLC

Borrower's State of Organization (Section 9.1):    Delaware

Fictitious Names/Prior Names  (Section 9.2):       None

Borrower Locations (Section 9.16):                 See attached List of Collateral Locations

Pending Litigation:                                See attached Schedule of Pending Litigation

Federal Employer ID No.:                           33-0824699

Fiscal Year End:                                   December 31

LAUREL RIDGE DEVELOPMENT, LLC

Borrower's State of Organization (Section 9.1):    Delaware

Fictitious Names/Prior Names  (Section 9.2):       None

Borrower Locations (Section 9.16):                 See attached List of Collateral Locations

Pending Litigation:                                See attached Schedule of Pending Litigation

Federal Employer ID No.:                           33-0824701

Fiscal Year End:                                   December 31

LYNNBROOKE-IRVINE, LLC

Borrower's State of Organization (Section 9.1):    Delaware

Fictitious Names/Prior Names  (Section 9.2):       None

Borrower Locations (Section 9.16):                 See attached List of Collateral Locations

Pending Litigation:                                See attached Schedule of Pending Litigation

Federal Employer ID No.:                           33-0824705

Fiscal Year End:                                   December 31

================================================================================
FINANCIAL COVENANTS  (SECTION 10.14):

Borrower shall comply with all of the following covenants. Compliance shall be determined as of the end of each quarter.

Debt Service Coverage Ratio: Maintain a ratio (the "Debt Service Coverage Ratio") of Operating Cash Flow to Contractual Debt Service of no less than 1.25 to 1.0 (the "Debt Service Coverage Covenant"). The foregoing covenant shall be tested quarterly commencing with the first calendar quarter following the "Start Date" (as hereafter defined). The Start Date shall be the first day of the first calendar month following the month in which the earlier of the following two events occurs: (i) a Facility attains an occupancy level of ninety-two percent (92%) or greater or (ii) a Borrower's actual operating results have achieved a Debt Service Coverage Ratio at least equal to 1.25:1.0; provided, however, that in the event the Start Date has not previously occurred, each of the following shall become the Start Date for the applicable Borrowers: for Bay Spring, April 1, 2001; for Lakewood, June 1, 2001; for Laurel Ridge, May 1, 2001; and for Lynnbrooke, May 1, 2001. For the first twelve (12) months following the Start Date, the foregoing covenant shall be tested for the period from the Start Date through the end of the relevant quarter. Thereafter, the Debt Service Coverage Covenant shall be tested on a rolling and trailing 12-month basis.

Debt Service After Management Fee Coverage Ratio: Maintain a ratio (the "Debt Service After Management Fee Coverage Ratio") of Post Management Fees Cash Flow to Contractual Debt Service at all times equal to at least 1.15 to 1.0 (the "Debt Service After Management Fee Coverage Covenant"). The foregoing covenant shall be tested from and after the Start Date, with the same frequency, and in the same manner, as the Debt Service Coverage Covenant.

Net Worth: Each Borrower shall maintain Net Worth in an amount not less than the following amounts: Bay Spring - $_________; Lakewood - $__________; Laurel Ridge
- $__________; and Lynnbrooke - $____________. The foregoing covenant shall be tested at the end of each fiscal quarter of Borrower.


================================================================================
NEGATIVE COVENANTS (SECTION 11):

Capital Expenditures:   No Borrower shall make or incur any capital expenditure
                        if, after giving effect thereto, the aggregate of all capital expenditures made by such Borrower in any fiscal year will exceed One Hundred Thousand Dollars
                        ($100,000), provided, that to the extent any Borrower makes any capital expenditures which are paid for through additional invested equity, such expenditures shall not be counted against the foregoing annual limit.
                        The foregoing covenant shall be tested annually, on a fiscal year basis, commencing with the period following the Conversion Date. Testing of the foregoing covenant for the fiscal year in which the Conversion Date occurs shall disregard the period prior to the Conversion Date, and shall prorate the foregoing amount for the remaining portion of such fiscal year. All capital expenditures made by Borrower shall be made only out of Borrower's internally generated funds or additional equity invested.

Management Fees:        Borrower shall not, during the term of the Loan, pay
                        management fees in excess of the Permitted Management
                        Fees during any fiscal year.

Distributions:          No Borrower shall be permitted to pay dividends,
                        management fees (except for Permitted Management Fees), capital distributions or other payments to its members or other Persons (all of the foregoing, collectively
                        "Distributions") during the term of the Loan without FINOVA's prior written consent, until the first month in which such Borrower first achieves compliance with the Debt Service Coverage Covenant. Thereafter, dividends and capital distributions may be made quarterly in an amount not in excess of the balance obtained when
                        Operating Cash Flow is reduced by the sum of Permitted
                        Management Fees and one hundred fifteen percent (115%) of Contractual Debt Service, as pertaining to such Borrower and such Facility. It shall however be a condition to the making of such dividend or distribution, that before and after taking into account the payment of such dividend or distribution there does not exist an Event of Default or Incipient Default. The foregoing restrictions on dividends and
                            distributions shall apply to all equity contributed as capital, whether contributed in the form of cash or as foregone development fees.

                            The foregoing notwithstanding, each Borrower shall be permitted to make quarterly Distributions ("Tax Distributions") to its members in an amount sufficient for the payment of federal and state income taxes payable by such members resulting from the inclusion in such members' taxable income of the members' pro rata share of the income of the Borrower, subject to reasonable assumptions as to the marginal tax bracket to which the members of the Borrower generally are subject. If, at the end of the Borrower's fiscal year, there exists a tax credit as a result of overestimated quarterly distributions having been made (i.e., distributions in excess of the amount ultimately required for such members, on an aggregate basis, to pay the tax due as a result of the inclusion in such members' taxable income of the members' pro rata share of the income of the Borrower), future quarterly tax distributions shall cease until such credit has been fully recaptured, unless the Borrower's Articles of Organization provide for refund of excess distributions or earlier recapture of such amounts. The Borrower shall provide to FINOVA an annual reconciliation of all quarterly tax distributions compared against Borrower's final annual taxable income and the final tax distributions determined therefrom, no later than thirty (30) days after the final determination of the Borrower's taxable income is made; and

Additional Indebtedness:    Without the prior  written  consent and  approval of
-----------------------     FINOVA,  Borrower  shall  not  modify  the terms and
                            conditions  of any  existing or future debt or incur
                            any  debt  other  than   (i) unsecured   trade  debt
                            incurred  in the  ordinary  course of  business  and
                            (ii) purchase   money  financing   incurred  in  the
                            ordinary course of business which purchase money financing shall not exceed Fifty Thousand Dollars
                            ($50,000) in any one fiscal year.

================================================================================

CONSTRUCTION-RELATED COVENANTS, REPRESENTATIONS AND WARRANTIES:

                1. Construction Loan Amount. FINOVA hereby agrees to make the Advances to each Borrower in a principal sum not to exceed the amounts set forth in Section 1.1 above, provided Borrower has complied with, and subject to the terms and conditions of, this Agreement and all other Loan Documents. Unless FINOVA, in its Permitted Discretion, agrees in writing with Borrower to make such Advances thereafter on terms and conditions satisfactory to FINOVA, Borrower shall not be entitled to obtain Advances after the expiration of the Borrowing Term.

                2. Use of Proceeds. Borrower shall use Advances (after the initial Advance) only for payment of and reimbursement for hard and soft construction costs and interest reserve set forth in the Budget and designated as costs to be paid from the Loan proceeds. All Advances shall be subject to the conditions and limitations of Sections 2.2 and
        2.3 of the Agreement.

                3. Initial Advance. The proceeds of the initial Advance shall be disbursed by FINOVA on the Closing Date to or for the benefit of Borrower for use in strict accordance with the Initial Advance Disbursement Schedule attached hereto as Exhibit G.

                4. No Prior Work. Borrower represents and warrants to FINOVA that no services, work, equipment or materials of any kind that may give rise to any mechanics or similar statutory lien, including, without limitation, site work, clearing, grubbing, draining or fencing of the Real Property has been performed or commenced on the Real Property or otherwise provided in connection with the Work, except to the extent that such services, work, equipment, materials have been fully disclosed in writing to FINOVA and Title Company and the Title Policy insures the priority of the Mortgage over all mechanics and similar liens.

                5. Utilities. Borrower represents and warrants to FINOVA that all utility services (including water, storm and sanitary sewer, gas, electric and telephone facilities and garbage removal) necessary for the Completion of the Work and the intended use of each of the Facilities as an assisted living community are available to the Real Property (or will be upon Completion); the suppliers of such utilities have the capacity to serve the Real Property and are committed to supply such utilities in such amounts as are required upon Completion; and all fees and deposits due to the suppliers of such utilities have been paid current or amounts adequate for such purposes have been reserved in the Budget.

                6. FINOVA's Inspector. FINOVA shall employ an independent architect or engineer ("FINOVA's Inspector") to: (a) review the Plans, the Budget and the Construction Contracts; (b) make periodic inspections of the Real Property and Work so that FINOVA may monitor whether Borrower is in compliance with the terms and conditions of this Agreement with respect to completion of the Work; and (c) review and approve the monthly draw request, perform an analysis of the anticipated cost of the Work, and certify that each Work-Related Advance Request is not in excess of the Work completed and the amount to which Borrower is entitled under the terms and conditions of this Agreement. The cost of retaining FINOVA's Inspector shall be borne by Borrower.

                        6.1 FINOVA may require an inspection of the Work by
                FINOVA's Inspector (a) prior to each Work-Related Advance; (b) monthly or more frequently if deemed necessary by FINOVA during the course of construction of the Work; (c) upon Completion of the Work; and (d) at such other time as FINOVA may deem necessary due to actual or suspected non-compliance with the Plans, Construction Contract(s), the Loan Documents, any law, regulation or private restriction, sound architectural, engineering or construction principles or commonly accepted safety standards or Borrower's failure to satisfy the requirements of the Loan Documents.

                        6.2 FINOVA shall have no duty to supervise or to review
                and inspect the Plans, the Construction Contract(s), any budget proposed to be the Budget, the construction of the Work, or any books and records pertaining thereto. Any inspection made by FINOVA shall be for the sole purpose of determining whether the Obligations are being performed and preserving FINOVA's rights under the Loan Documents. If FINOVA, or FINOVA's Inspector acting on behalf of FINOVA, should review or inspect the Plans, the Construction Contract(s), the Budget, the construction of the Work or any books and records pertaining thereto, FINOVA and FINOVA's Inspector shall have no liability or obligation to Borrower or any third person arising out of such inspection; and neither Borrower nor any third person shall be entitled to rely upon any such inspection or review. Inspection not followed by notice of default shall not constitute (a) a waiver of any default then existing; (b) an acknowledgment or representation by FINOVA or FINOVA's Inspector that there has been or will be compliance with the Plans, the Construction Contract(s), the Budget, the Loan Documents, applicable laws, regulations and private restrictions, sound construction, engineering or architectural principles or commonly accepted safety standards, or that the construction is free from defective materials or workmanship; or (c) a waiver of FINOVA's right to insist that Completion of the Work occur in accordance with the Plans, Construction Contract(s), the Budget, Loan Documents, applicable laws, regulations and restrictions of record, sound construction, engineering or architectural principles or commonly safety standards and free from defective materials and workmanship. FINOVA and FINOVA's Inspector owe no duty of care to Borrower or any third person to protect against, or inform Borrower or any third person of, the existence of negligence, faulty, inadequate or defective design or construction of the Work.

                        6.3 To the extent that any construction with respect to
                any Facility is funded by sources other than the Loan contemplated herein (including Borrower's equity), Borrower shall allow FINOVA's Inspector (at Borrower's expense) to review and inspect such construction work and such construction work must meet FINOVA's standards and specifications.

                7. Enforcement of Contracts. Borrower shall strictly enforce all material provisions of the Construction Contract, the Architect/Engineer Agreement and all other contract(s) for the construction of the Improvements to ensure that the other parties thereto are required to promptly and diligently perform all of its obligations thereunder and in such a manner as to preserve FINOVA's security in the Collateral and the Facilities. Borrower shall timely perform all its obligations under the aforementioned agreements and contracts. No material change, amendment or modification shall be made to such contract(s) without the prior written consent of FINOVA.

                8. No Other Encumbrances. No materials, equipment, fixtures or any other part of the Improvements, or articles of personal property placed in the Facilities, shall be purchased or installed under any security agreement or other arrangements wherein the seller reserves or purports to reserve the right to remove or to repossess any such items or to consider them personal property after their incorporation into the Facilities.

                9. Construction Commencement and Completion. Borrower shall commence construction of the Improvements within 45 days following the Closing Date, and shall continue the Work without material interruption, and shall cause Completion on or before the Required Completion Date. Borrower shall (a) permit no material deviations to occur in the progress, timing or completion of construction of the Improvements; (b) cause the Improvements to be constructed in accordance with the Budget; (c) otherwise abide by the Work Progress Schedule and Budget in all respects; and (d) cause the Completion of the Work in a good and workmanlike manner substantially according to the Plans, free from all legal charges, encumbrances and rights of third parties (other than the Permitted Encumbrances), and in accordance with all applicable ordinances and statutes, including zoning laws, all covenants, conditions and restrictions running with the land, and all regulations and building codes of any governmental or municipal agency having jurisdiction over the Real Property.

                10. Assurances. Borrower shall pay when due all costs, expenses and claims pertaining to the Work and deliver to FINOVA during the course of the Work in order to monitor and/or provide assurance that the Work is proceeding lien free in accordance with the requirements of this
        Agreement: bills of sale, conveyances and paid invoices pertaining to the Work; all waivers and releases of lien or claims on the Real Property and/or the Improvements on account of the Work FINOVA may deem necessary or may request for its protection; and from persons acceptable to FINOVA, additional engineering or architectural studies and reports as FINOVA or FINOVA's Inspector may require.

                11. Plans and Specifications. The Work shall be completed substantially in accordance with the final drawings, plans and specifications which have been approved by FINOVA (the "Plans") prepared by the Architect(s)/Engineer(s), as approved by FINOVA, Construction Contract(s), applicable laws, regulations and private restrictions, the Loan Documents, sound construction, engineering and architectural principles and commonly accepted safety standards and free from defective materials and workmanship. No material changes, alterations or modifications shall be made in the Plans or in any of the other Principal Work-Related Items without FINOVA's prior written approval. The foregoing notwithstanding, Borrower shall be permitted to make changes in the Plans to the extent that such change order (a) does not increase the cost of the Work by more than Ten Thousand Dollars ($10,000) or, with all other changes, does not increase the cost of the Work by more than One Hundred Thousand Dollars ($100,000), and (b) does not materially affect the design, structural integrity or quality of the Improvements. Borrower shall deliver to FINOVA, immediately upon execution thereof, all change orders with respect to the Work including those within the scope of clauses (a) and (b) above.

                12. Other Contracts. Borrower shall not enter into any Architect/Engineer Agreement or Construction Contract (other than those contracts and agreements which FINOVA approved prior to the Closing
        Date) with respect to the Work except upon terms and with such parties as FINOVA may approve in writing.

                13. Notice of Commencement. Borrower shall record all notices of commencement/completion and similar notices permitted by applicable laws and regulations which have the effect of shortening periods within which mechanics and similar liens may be filed.

                14. Delivery of Contracts. Borrower shall deliver to FINOVA true and complete copies of all Principal Work-Related Items and all other Contracts, Intangibles, Licenses and Permits.

                15. Borrower's Performance. Borrower shall perform all its obligations and preserve its rights under the Principal Work-Related Items in force and secure the performance of the other parties to the Principal Work-Related Items and all other Contracts, Intangibles, Licenses and Permits.

                16. Endorsements. Borrower shall deliver to FINOVA prior to or concurrently with each Work-Related Advance, a date down endorsement in a form acceptable to FINOVA issued by the Title Company insuring that the Mortgage at the time of each Work-Related Advance, constitutes a valid first lien upon the Real Property or title, subject only to the Permitted Encumbrances; upon construction of the foundation for any building comprising part of the Improvements deliver to FINOVA an endorsement ("foundation endorsement") insuring that the foundations, as constructed, are located within all set-back and boundary lines of the Real Property and do not encroach upon any easements, rights of way (public or private) or upon any other adjoining landowner's property; and upon the final advance of the retainage, Borrower shall deliver, or cause Title Agent to deliver, to FINOVA a date down endorsement or a re-issued title policy ("Re-Issued Title Policy") meeting the substantive requirements set forth above.

                17. Cost Overruns. Borrower shall notify FINOVA in writing if and when the unpaid costs of Completion of the Work exceeds or appears likely to exceed the undisbursed portion of the Loan and any undisbursed Required Completion Assurance Deposit(s) held by FINOVA.

                18. Additional Surveys. Borrower shall deliver to FINOVA promptly after the completion of the foundation and, if required by FINOVA, after the pouring of a street, curbstone or concrete slab on the Real Property, a survey prepared in accordance with the requirements of Section 2.1(m) of the Agreement, showing such Improvements, their location within Real Property lines and set back lines and a lack of encroachments, and deliver to FINOVA promptly upon the Completion, a survey which is certified to FINOVA, showing the "as-built" Improvements and showing all easements and other matters affecting the Real Property, and otherwise satisfying the requirements of Section 2.1(m) of the Agreement;

                19. Defects in Work. Borrower shall, after obtaining knowledge or receiving notice thereof, correct or cause to be corrected (a) any material defect in the Work, (b) any material departure in the completion of the Work from the Plans and the Construction Contract(s) unless expressly permitted in this Agreement or consented to in writing by FINOVA, (c) any failure of the Work to comply with applicable laws, regulations or restrictions of record, sound construction, engineering or architectural principles or commonly accepted safety standards or (d) any encroachment of any part of the Improvements on any set-back or boundary line, easement, or other restricted area.

                20. Notice of Defects. Borrower shall promptly deliver to FINOVA any and all notices received by Borrower that it is not complying with applicable laws, regulations and private restrictions pertaining to the Work or that the Work is not being completed in accordance with the Plans, the Construction Contract(s), sound construction, engineering and architectural principles and commonly accepted safety standards.

                21. Safeguarding Materials. Borrower shall cause all materials supplied for or intended to be utilized in the Completion of the Work, but previously not affixed to or incorporated into the Improvements, to be stored on the Real Property with adequate safeguards, to prevent loss, theft, damage or commingling with other materials.

                22. Building Permits. Borrower shall, promptly after receipt by Borrower, deliver to FINOVA copies of all building permits and certificates of acceptance and/or occupancy relating to the Work.

                23. Required Completion Assurance Deposit Assurances. If at any time the remaining costs which must be incurred before Completion can occur ("Completion Costs") are more than the committed and undisbursed portion of the Loan, and in any event within ten (10) days after FINOVA's demand that it do so, Borrower shall deliver to FINOVA cash deposits equal to the shortfall (the "Required Completion Assurance Deposits"). In the event of any dispute, the necessity for an amount of any Required Completion Assurance Deposit shall be determined by FINOVA in its Permitted Discretion based upon the approved Budget and the advice of FINOVA's Inspector. The Required Completion Assurance Deposits shall be deposited in a separate interest bearing account for the benefit of Borrower. FINOVA shall disburse the Required Completion Assurance Deposits to pay and/or reimburse Borrower for the cost of the Work prior to any further disbursement of Loan proceeds for such purposes, but subject to the terms and conditions of the Loan Documents.

================================================================================
ADDITIONAL PROVISIONS:

1. Intermediaries. Borrower represents and warrants to FINOVA that it has not engaged or dealt in any way with any broker in connection with the transactions contemplated by this Agreement. Borrower shall pay, and FINOVA shall have no liability for and shall be held harmless by Borrower against any liabilities in respect of, any commission or other amounts claimed by or payable to any broker. The terms of this paragraph shall survive the Closing and any termination of this Agreement.



                        [SIGNATURES ON FOLLOWING PAGES.]

          SCHEDULE TO MASTER LOAN AND SECURITY AGREEMENT SIGNATURE PAGE



Borrower:

                                      BAY SPRING VILLAGE, LLC,
                                      a Delaware limited liability company

WITNESS:                              By:   ARV Assisted Living, Inc., a
                                            Delaware corporation, Manager

  /s/ Todd W. Smith                         By: /s/ Sheila M. Muldoon
----------------------------------             ---------------------------------
Name:  Todd W. Smith                           Sheila M. Muldoon
                                               Senior Vice President

WITNESS:                                    By:    Vintage/ABR (Development),
                                            LLC, a Delaware limited liability
                                            company, Manager

 /s/ Todd W. Smith                          By:    /s/ Thomas R. Burton
----------------------------------             ---------------------------------
Name: Todd W. Smith                            Thomas R. Burton
                                               Manager

 /s/ Todd W. Smith                          By:    /s/ Eric K. Davidson
----------------------------------             ---------------------------------
Name: Todd W. Smith                            Eric K. Davidson
                                               Manager


THE STATE OF CALIFORNIA           )
                                  )
COUNTY OF ORANGE                  )

               On this 17th day of November, 1998, before me, the undersigned notary public, duly commissioned and sworn, personally appeared Sheila M. Muldoon, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person that executed the within instrument and acknowledged to me that he or she executed the same in his or her authorized capacity and that by his or her signature in the instrument the person, or the entity on behalf of which the person acted, executed the instrument.

               In witness whereof, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                               /s/ Vicki Rae Stump
                                            ------------------------------------
                                            Notary Public
(SEAL)

My Commission Expires:

        8/2/99
----------------------------------

THE STATE OF CALIFORNIA           )
                                  )
COUNTY OF ORANGE                  )

               On this 17th day of November, 1998, before me, the undersigned notary public, duly commissioned and sworn, personally appeared Thomas R. Burton, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person that executed the within instrument and acknowledged to me that he or she executed the same in his or her authorized capacity and that by his or her signature in the instrument the person, or the entity on behalf of which the person acted, executed the instrument.

               In witness whereof, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                               /s/ Vicki Rae Stump
                                            ------------------------------------
                                            Notary Public
(SEAL)
My Commission Expires:

        8/2/99
--------------------------


THE STATE OF CALIFORNIA           )
                                  )
COUNTY OF ORANGE                  )

               On this 17th day of November, 1998, before me, the undersigned notary public, duly commissioned and sworn, personally appeared Eric K. Davidson, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person that executed the within instrument and acknowledged to me that he or she executed the same in his or her authorized capacity and that by his or her signature in the instrument the person, or the entity on behalf of which the person acted, executed the instrument.

               In witness whereof, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                               /s/ Vicki Rae Stump
                                            ------------------------------------
                                            Notary Public
(SEAL)
My Commission Expires:

        8/2/99
--------------------------

                                      INN AT LAKEWOOD DEVELOPMENT, LLC,
                                      a Delaware limited liability company

WITNESS:                              By:   ARV Assisted Living, Inc., a
                                            Delaware corporation, Manager

 /s/ Todd W. Smith                          By: /s/ Sheila M. Muldoon
----------------------------------             ---------------------------------
Name:  Todd W. Smith                           Sheila M. Muldoon
                                               Senior Vice President

WITNESS:                                    By:    Vintage/ABR (Development),
                                            LLC, a Delaware limited liability
                                            company, Manager

 /s/ Todd W. Smith                          By:    /s/ Thomas R. Burton
----------------------------------             ---------------------------------
Name: Todd W. Smith                            Thomas R. Burton
                                               Manager

  /s/ Todd W. Smith                         By:    /s/ Eric K. Davidson
----------------------------------             ---------------------------------
Name:  Todd W. Smith                           Eric K. Davidson
                                               Manager

THE STATE OF CALIFORNIA           )
                                  )
COUNTY OF ORANGE                  )

               On this 17th day of November, 1998, before me, the undersigned notary public, duly commissioned and sworn, personally appeared Sheila M. Muldoon, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person that executed the within instrument and acknowledged to me that he or she executed the same in his or her authorized capacity and that by his or her signature in the instrument the person, or the entity on behalf of which the person acted, executed the instrument.

               In witness whereof, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                               /s/ Vicki Rae Stump
                                            ------------------------------------
                                            Notary Public
(SEAL)

My Commission Expires:

        8/2/99
-----------------------------

THE STATE OF CALIFORNIA           )
                                  )
COUNTY OF ORANGE                  )

               On this 17th day of November, 1998, before me, the undersigned notary public, duly commissioned and sworn, personally appeared Thomas R. Burton, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person that executed the within instrument and acknowledged to me that he or she executed the same in his or her authorized capacity and that by his or her signature in the instrument the person, or the entity on behalf of which the person acted, executed the instrument.

               In witness whereof, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                               /s/ Vicki Rae Stump
                                            ------------------------------------
                                            Notary Public
(SEAL)
My Commission Expires:

        8/2/99
-----------------------------

THE STATE OF CALIFORNIA           )
                                  )
COUNTY OF ORANGE                  )

               On this 17th day of November, 1998, before me, the undersigned notary public, duly commissioned and sworn, personally appeared Eric K. Davidson, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person that executed the within instrument and acknowledged to me that he or she executed the same in his or her authorized capacity and that by his or her signature in the instrument the person, or the entity on behalf of which the person acted, executed the instrument.

               In witness whereof, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                               /s/ Vicki Rae Stump
                                            ------------------------------------
                                            Notary Public
(SEAL)
My Commission Expires:

        8/2/99
-----------------------------

                                      LAUREL RIDGE DEVELOPMENT, LLC,
                                      a Delaware limited liability company

WITNESS:                              By:   ARV Assisted Living, Inc., a
                                            Delaware corporation, Manager

 /s/ Todd W. Smith                          By: /s/ Sheila M. Muldoon
----------------------------------             ---------------------------------
Name:  Todd W. Smith                           Sheila M. Muldoon
                                               Senior Vice President

WITNESS:                                    By:    Vintage/ABR (Development),
                                            LLC, a Delaware limited liability
                                            company, Manager

 /s/ Todd W. Smith                          By:    /s/ Thomas R. Burton
----------------------------------             ---------------------------------
Name: Todd W. Smith                            Thomas R. Burton
                                               Manager

 /s/ Todd W. Smith                          By:    /s/ Eric K. Davidson
----------------------------------             ---------------------------------
Name:  Todd W. Smith                           Eric K. Davidson
                                               Manager

THE STATE OF CALIFORNIA           )
                                  )
COUNTY OF ORANGE                  )

               On this 17th day of November, 1998, before me, the undersigned notary public, duly commissioned and sworn, personally appeared Sheila M. Muldoon, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person that executed the within instrument and acknowledged to me that he or she executed the same in his or her authorized capacity and that by his or her signature in the instrument the person, or the entity on behalf of which the person acted, executed the instrument.

               In witness whereof, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                               /s/ Vicki Rae Stump
                                            ------------------------------------
                                            Notary Public
(SEAL)

My Commission Expires:

        8/2/99
-----------------------------

THE STATE OF CALIFORNIA           )
                                  )
COUNTY OF ORANGE                  )

               On this 17th day of November, 1998, before me, the undersigned notary public, duly commissioned and sworn, personally appeared Thomas R. Burton, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person that executed the within instrument and acknowledged to me that he or she executed the same in his or her authorized capacity and that by his or her signature in the instrument the person, or the entity on behalf of which the person acted, executed the instrument.

               In witness whereof, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                               /s/ Vicki Rae Stump
                                            ------------------------------------
                                            Notary Public
(SEAL)
My Commission Expires:

        8/2/99
-----------------------------

THE STATE OF CALIFORNIA           )
                                  )
COUNTY OF ORANGE                  )

               On this 17th day of November, 1998, before me, the undersigned notary public, duly commissioned and sworn, personally appeared Eric K. Davidson, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person that executed the within instrument and acknowledged to me that he or she executed the same in his or her authorized capacity and that by his or her signature in the instrument the person, or the entity on behalf of which the person acted, executed the instrument.

               In witness whereof, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                               /s/ Vicki Rae Stump
                                            ------------------------------------
                                            Notary Public
(SEAL)
My Commission Expires:

       8/2/99
-----------------------------

                                      LYNNBROOKE-IRVINE, LLC,
                                      a Delaware limited liability company

WITNESS:                              By:   ARV Assisted Living, Inc., a
                                            Delaware corporation, Manager

  /s/ Todd W. Smith                         By: /s/ Sheila M. Muldoon
----------------------------------             ---------------------------------
Name:  Todd W. Smith                           Sheila M. Muldoon
                                               Senior Vice President

WITNESS:                                    By:    Vintage/ABR (Development),
                                            LLC, a Delaware limited liability
                                            company, Manager

  /s/ Todd W. Smith                         By:    /s/ Thomas R. Burton
----------------------------------             ---------------------------------
Name: Todd W. Smith                            Thomas R. Burton
                                               Manager

  /s/ Todd W. Smith                         By:    /s/ Eric K. Davidson
----------------------------------             ---------------------------------
Name: Todd W. Smith                            Eric K. Davidson
                                               Manager

THE STATE OF CALIFORNIA           )
                                  )
COUNTY OF ORANGE                  )

               On this 17th day of November, 1998, before me, the undersigned notary public, duly commissioned and sworn, personally appeared Sheila M. Muldoon, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person that executed the within instrument and acknowledged to me that he or she executed the same in his or her authorized capacity and that by his or her signature in the instrument the person, or the entity on behalf of which the person acted, executed the instrument.

               In witness whereof, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                               /s/ Vicki Rae Stump
                                            ------------------------------------
                                            Notary Public
(SEAL)

My Commission Expires:

        8/2/99
-----------------------------

THE STATE OF CALIFORNIA           )
                                  )
COUNTY OF ORANGE                  )

               On this 17th day of November, 1998, before me, the undersigned notary public, duly commissioned and sworn, personally appeared Thomas R. Burton, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person that executed the within instrument and acknowledged to me that he or she executed the same in his or her authorized capacity and that by his or her signature in the instrument the person, or the entity on behalf of which the person acted, executed the instrument.

               In witness whereof, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                               /s/ Vicki Rae Stump
                                            ------------------------------------
                                            Notary Public
(SEAL)
My Commission Expires:
---------------------
        8/2/99


THE STATE OF CALIFORNIA           )
                                  )
COUNTY OF ORANGE                  )

               On this 17th day of November, 1998, before me, the undersigned notary public, duly commissioned and sworn, personally appeared Eric K. Davidson, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person that executed the within instrument and acknowledged to me that he or she executed the same in his or her authorized capacity and that by his or her signature in the instrument the person, or the entity on behalf of which the person acted, executed the instrument.

               In witness whereof, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                               /s/ Vicki Rae Stump
                                            ------------------------------------
                                            Notary Public
(SEAL)
My Commission Expires:

        8/2/99
-----------------------------


FINOVA:
        FINOVA CAPITAL CORPORATION,
        a Delaware corporation


        By:   /s/ Anne M. McNeil
           ----------------------------
                 Vice President

                    SCHEDULE TO LOAN AND SECURITY AGREEMENT


                          LIST OF COLLATERAL LOCATIONS

                   SCHEDULE TO THE LOAN AND SECURITY AGREEMENT


PENDING LITIGATION MATTERS:


BAY SPRING - NONE

LAKEWOOD - NONE

LAUREL RIDGE - NONE

LYNNBROOKE - NONE

                                   EXHIBIT A

                                 REAL PROPERTY

                                  EXHIBIT A-1

                         LEGAL DESCRIPTION OF PROPERTY

                         LEGAL DESCRIPTION OF PROPERTY
                           (BAY SPRING VILLAGE, LLC)




    That certain tract or parcel of land with all the buildings and improvements thereon, situated at the intersection of the northeasterly line of Bay Spring Avenue with the southeasterly line of Narragansett Avenue, in the Town of Barrington, County of Bristol, State of Rhode Island, bounded and described as follows:



Beginning at a point at the intersection of the northeasterly line of Bay Spring Avenue with the southeasterly line of Narragansett Avenue, said point being the most westerly corner of the within described parcel; thence running northeasterly bounding northwesterly on Narragansett Avenue a distance of five hundred fifty-four and 29/100 (554.29) feet to land now or formerly of the Rhode Island Metropolitan Park; thence turning an interior angle of 93 degrees28'05" and running in a general easterly direction bounding northerly on last named land a distance of three hundred eighty-eight and 59/00 (388.59) feet to a granite bound, and land now formerly of Mark D. and Joann Stevens; thence turning an interior angle of 86 degrees33'15" and running southwesterly bounding southeasterly in part on last named land, in part on land now or formerly of Jones P. and Pamela A. Nituni, in part on land now or formerly of Joseph R. Miller, in part on land now or formerly of Douglas and Christine DiOrio, in part on land now or formerly of Manual C. and Debra T. Roque, a distance of three hundred seventy-seven and 84/100 (377.84) feet to an angle and an iron rod set fence post; thence turning an interior angle of 270 degrees and running southeasterly bounding northeasterly on last named land a distance of five (5) feet to an angle and an iron rod set fence post; thence turning an interior angle of 90 degrees and running southwesterly bounding southeasterly in part on last named land, in part on land now or formerly of Edward W. Barlow, and in part on land now or formerly of Christopher B. and Therese E. Stevens, a distance of one hundred ninety-nine and 96/100 (199.96) feet to Bay Spring Avenue; thence turning an interior angle of 89 degrees58'40" and running northwesterly bounding southwesterly on Bay Spring Avenue a distance of three hundred ninety-three and 10/100 (393.10) feet to Narragansett Avenue and the point and place of beginning. The last described line and the first described line form an interior angle of 90 degrees00'00".

    Together with rights appurtenant set forth in Book 18 at page 457 of the Barrington Land Evidence Records, insofar as they affect the above described premises.

                                  EXHIBIT A-2

                         LEGAL DESCRIPTION OF PROPERTY

                       (INN AT LAKEWOOD DEVELOPMENT, LLC)




A PARCEL OF LAND LOCATED IN THE EAST ONE-HALF OF THE NORTHEAST ONE-QUARTER OF
SECTION 14, TOWNSHIP 4 SOUTH, RANGE 69 WEST OF THE 6TH PRINCIPAL MERIDIAN, COUNTY OF JEFFERSON, STATE OF COLORADO, BEING MORE PARTICULARLY DESCRIBED AS
FOLLOWS: (FOR THE PURPOSE OF THIS LEGAL DESCRIPTION THE EAST LINE OF SAID
SECTION 14 BEARS SOUTH 00 DEGREES 02 MINUTES 52 SECONDS EAST)

BEGINNING AT THE NORTHEAST CORNER OF SAID SECTION 14;
THENCE  SOUTH 00 DEGREES 02 MINUTES 52 SECONDS  EAST ALONG THE EAST LINE OF SAID
SECTION 14, A DISTANCE OF 1190.87 FEET TO THE TRUE POINT OF BEGINNING;

THENCE CONTINUING SOUTH 00 DEGREES 02 MINUTES 52 SECONDS EAST ALONG SAID EAST LINE, A DISTANCE OF 948.59 FEET; THENCE SOUTH 89 DEGREES 34 MINUTES 23 SECONDS WEST PARALLEL WITH THE NORTH LINE OF SAID SECTION 14, A DISTANCE OF 180.26 FEET TO THE SOUTHEAST CORNER OF VILLA ITALIA SHOPPING CENTER SUBDIVISION;

THENCE NORTH 00 DEGREES 04 MINUTES 08 SECONDS WEST ALONG THE EASTERLY LINE OF SAID SUBDIVISION, A DISTANCE OF 814.65 FEET;

THENCE NORTH 89 DEGREES 34 MINUTES 05 SECONDS EAST ALONG SAID EASTERLY LINE, A DISTANCE OF 0.61 FEET; THENCE NORTH 00 DEGREES 04 MINUTES 08 SECONDS WEST ALONG SAID EASTERLY LINE, A DISTANCE OF 133.94 FEET; THENCE DEPARTING SAID EASTERLY LINE NORTH 89 DEGREES 34 MINUTES 23 SECONDS EAST PARALLEL WITH THE NORTH LINE OF SAID SECTION 14, A DISTANCE OF 180.00 FEET, MORE OR LESS, TO THE TRUE POINT OF BEGINNING,

                                  EXHIBIT A-3

                         LEGAL DESCRIPTION OF PROPERTY

                        (LAUREL RIDGE DEVELOPMENT, LLC)


PARCEL A:

LOT 3B, HIGHLANDS RANCH FILING NO. 26 - 1ST AMENDMENT, COUNTY OF DOUGLAS, STATE OF COLORADO.

PARCEL B:

THE RIGHTS AND BENEFITS AS CONTAINED IN RECIPROCAL ACCESS AND DRIVEWAY EASEMENT AGREEMENT (TO BE RECORDED) AND THAT CERTAIN TERMINATION AND GRANT OF EASEMENTS AGREEMENT RECORDED FEBRUARY 7, 1986 IN BOOK 623 AT PAGE 43 AND 63.

                                  EXHIBIT A-4

                         LEGAL DESCRIPTION OF PROPERTY

                            (LYNNBROOKE-IRVINE, LLC)


ALL THAT CERTAIN LAND SITUATED IN THE STATE OF CALIFORNIA, COUNTY OF ORANGE, CITY OF IRVINE, AND IS DESCRIBED AS FOLLOWS:

PARCEL A:

PARCEL 2 OF PARCEL MAP NO. 91-255 AS SHOWN ON A MAP FILED IN BOOK 277, PAGES 22 AND 23 OF PARCEL MAPS, RECORDS OF ORANGE COUNTY, CALIFORNIA.

PARCEL B:

AN EASEMENT FOR INGRESS AND EGRESS OVER THAT PORTION OF PARCEL 7, AS SHOWN ON A MAP FILED IN BOOK 135, PAGES 11 TO 15 INCLUSIVE, OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF ORANGE COUNTY, CALIFORNIA, DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHEAST CORNER OF SAID PARCEL 7; THENCE NORTH 16 degrees10'48" EAST 87.00 FEET ALONG THE EASTERLY LINE OF SAID PARCEL 7; THENCE AT RIGHT ANGLES TO SAID EASTERLY LINE, NORTH 73 degrees49'12" WEST 18.00 FEET; THENCE SOUTH 16 degrees10'48" WEST 74.24 FEET TO THE BEGINNING OF A CURVE CONCAVE WESTERLY HAVING A RADIUS OF 24.00 FEET; THENCE SOUTHERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 32 degrees17'28" AN ARC DISTANCE OF 13.53 FEET TO A POINT ON THE SOUTHERLY LINE OF SAID PARCEL 7, SAID POINT BEING ON A NON-TANGENT CURVE CONCAVE SOUTHERLY HAVING A RADIUS OF 3602.00 FEET. A RADIAL LINE TO SAID POINT BEARS NORTH 15 degrees50'50" EAST; THENCE EASTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 0 degrees20'43" AN ACR DISTANCE OF 21.71 FEET TO THE POINT OF BEGINNING.

                                   EXHIBIT B

                             PERMITTED ENCUMBRANCES

                       LIST OF CONSTRUCTION LOAN EXHIBITS



               Exhibit C     Budget

               Exhibit  D    Work Progress Schedule

               Exhibit  E    Standard Construction Loan and Administrative
                             Procedures (Work-Related Advance)

               Exhibit F-1   AIA 702 and 703 Forms

               Exhibit F-2   Affidavit of Borrower

               Exhibit F-3   Waiver of Liens

               Exhibit F-4   Change Order Approval Request (AIA Document G713)

               Exhibit G     Initial Advance Disbursement Schedule

                                   EXHIBIT C

                                     Budget

                                   EXHIBIT  D

                             Work Progress Schedule

                                   EXHIBIT E


                     FINOVA CAPITAL CORPORATION ("Lender")
                           STANDARD CONSTRUCTION LOAN
                           ADMINISTRATIVE PROCEDURES

                      INITIAL AND SUBSEQUENT LOAN ADVANCE
                            REQUIREMENTS AND EVENTS


               A. With each Work-Related Advance Request Borrower must complete, execute and deliver to Lender:

                      1. An Application and Certificate For Payment (AIA Document G702) and Continuation Sheet(s) (AIA Document G703) for all direct costs (Exhibit F-1).

                      2.     Affidavit of Borrower for Advance (Exhibit F-2).

                      3. Waiver of Liens (Exhibit F-3) or such form as is required by law for previous payment.

                      4. Change Order Approval Request (AIA Document G713) when applicable (Exhibit F-4).

                      5. Invoices supporting all amounts shown in columns E and F of AIA Document G702 and G703.

                      6.     Any required surveys.

                      7. Such other items as Lender requests which are necessary to evaluate the request for the Work-Related Advance and the satisfaction of the conditions precedent thereto.

               B. The following events must take place prior to each Work-Related Advance:

                      1. Contractor requests site inspection from Lender's Inspector.

                      2. Contractor provides Lender's Inspector with a copy of the AIA Document G702 and G703.

                      3. Lender's Inspector will perform a physical inspection to review the work in place and make a certification and recommendation to Lender. Lender's Inspector forwards his report, certification and recommendation to Lender.

                      4. Lender will request that the Title Agent review the public records, advise Lender of the same, and forward to Lender endorsement(s) as required pursuant to the Loan and Security Agreement (herein, the "Loan Agreement"), such endorsements to be dated as of the date of Work-Related Advance.

                      5. Lender will review the Work-Related Advance Request and input of Lender's Inspector of the Title Agent. The Work-Related Advance Request must be appropriate, complete and in proper order. The order of the Work-Related Advance Request package will determine the processing time needed.

                      6. Borrower shall have all applicable licenses, permits and certificates for all Work under construction at the time the Work-Related Advance was requested.

                      7. All other conditions of the Loan Documents are satisfied.

               C. Upon receipt from Lender (or Title Agent, if applicable), Borrower will execute and deliver to Lender a funding letter in connection with the Work-Related Advance.

               D. All items, except for the escrow funding letter required to be delivered to Lender pursuant to this Exhibit shall be delivered to Lender and Lender's Inspector at least ten (10) Business Days prior to the requested Work-Related Advance.

                                  EXHIBIT F-1

                             AIA 702 and 703 Forms

                                  EXHIBIT F-2


                        BORROWER'S AFFIDAVIT FOR ADVANCE


Borrower:_____________________________________             Date:________________

Project:______________________________________

Request No.:_________________

Loan No.:_____________________Period________________to___________________

Amount:______________________

        In connection with and in order to induce FINOVA Capital Corporation ("Lender"), to advance the amount requested above, Borrower hereby represents, warrants and stipulates as follows:

        1. The work listed in this Work-Related Advance Request Package ("Request") has been completed in accordance with the Loan and Security Agreement dated ____________________ between the undersigned and Lender (with any amendments, the "Loan Agreement"); all obligations for work submitted and received on previous Borrower's Work-Related Advance Request have now been paid in full (except for retainage); the funds requested at this time shall be applied only to the obligations for work set forth in this Request and that all insurance policies (including without limitation, Builder's Risk and General Liability Coverage policies) required by the Loan Agreement are in full force and effect.

        2. Attached hereto are the names of all contractors, subcontractors, suppliers and materialmen who have performed or who will be performing Work and whose names have not been previously delivered to Lender in writing. Copies are attached hereto of contracts with all such contractors, subcontractors, suppliers and materialmen whose contracts are required to be, but have not yet been, delivered to Lender pursuant to the terms of the Loan Agreement.

        3. All Work performed is in substantial accordance with the approved Plans and no changes have been made in the approved Plans, except as are permitted pursuant to the Loan Agreement or have been previously approved in writing by Lender.

        4. The amounts and percentages set forth on the attached schedules, along with supporting documentation for each budgeted item and the Balance To Finish in accordance with the AIA Document G702 and G703 are true and correct to the best of Borrower's knowledge.

        5. The following are included as part of this Request:

               Application and Certificate for Payment (AIA G702)
               Continuation Sheets (AIA G703)
               Request for Advance - Indirect Costs
               Check Sheet Form

        6. No material adverse change has occurred in the Improvements or, since the date of the latest financial statements given by or on behalf of Borrower to Lender, in the financial condition of Borrower or in Borrower's business or operations.

        7. All representations and warranties by Borrower contained in the Loan Documents are true and correct as of the date hereof.

        8. No Event of Default, or no act or event which after notice and/or lapse of time would constitute an Event of Default, has occurred and is continuing.

        9. Borrower has complied with all other agreements or conditions required by the Agreement to be performed or complied with prior to or at the date of the requested Advance.

        10. Capitalized terms not otherwise defined herein shall have the meaning given to them in the Loan Agreement.


                                            Very truly yours,




                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                  EXHIBIT F-3

                                Release of Lien

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned ________________________________ for and in consideration of the sum of
___________________ Dollars (US $___________) lawful money of the United States of America, to the undersigned in hand paid, the receipt whereof is hereby acknowledged, does hereby waive, release, remise and relinquish the undersigned'/s right to claim, demand, impress or impose a lien or liens in the sum of ___________________ Dollars ($__________) for materials furnished (or any other kind or class of lien whatsoever) up to the _____ day of __________________, 199__, on the following described property:



                             [Legal Description]


        Dated this ______ day of ______________, 199__, at
______________________ County, California.


                                            LIENOR'S NAME




                                            By:_______________________________
                                                  Authorized Representative

                                  EXHIBIT F-4

                     Change Order Approval Request AIA G713

                                   EXHIBIT  G

                     Initial Advance Disbursement Schedule